UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 5, 2009
AGREE REALTY CORPORATION
(Exact name of registrant as specified in its charter)
Maryland
(State of other jurisdiction of incorporation)

1-12928 (Commission file number)	38-3148187 (I.R.S. Employer Identification No.)

31850 Northwestern Highway Farmington Hills, MI (Address of principal executive offices)	48334 (Zip code)
(Registrant’s telephone number, including area code) (248) 737-4190
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
     On January 5, 2009, Agree Realty Corporation issued a press release announcing that the Company exercised its option to extend the maturity date of its $55,000,000 line of credit from November 27, 2009 to November 27, 2011. All other terms and conditions under the Credit Facility remain unchanged. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit	Description

99.1	Press release, dated January 5, 2009, announcing that Agree Realty Corporation extends $55 million Credit Facility.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGREE REALTY CORPORATION
/s/ Kenneth R. Howe
Vice President, Finance, Chief Financial Officer

Date: January 8, 2009

EXHIBIT INDEX

Exhibit	Description

99.1	Press release, dated January 5, 2009, announcing that Agree Realty Corporation extends $55 million Credit Facility.